UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Ziwira, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

36-4803614

(IRS Employer Identification No.)

445 Park Avenue, 9th Floor, New York, NY 10022

(Address of registrant’s principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act: Not applicable

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

If this form relates to the registration of a class of Securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates: 333-203471

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock

(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

The Registrant hereby incorporates its filing pursuant to Rule 424(b), filed on September 8, 2015.

Item 2. Exhibits

The Registrant hereby incorporates its filings pursuant to Form S-1, dated April 17, 2015, May 22, 2015, June 18, 2015, July 23, 2015 and August 21, 2015.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Ziwira, Inc.

By:	/s/ Dliar Adam Merza	September 9, 2015

Dliar Adam Merza, Chief Executive Officer

*Print the name and title of the signing officer under his signature.